UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SolarEdge Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOLAREDGE TECHNOLOGIES, INC.

1 HAMADA ST.

HERZLIYA PITUACH 4673335

ISRAEL

V69610-P30798

Your Vote Counts!
SOLAREDGE TECHNOLOGIES, INC.

2025 Annual Meeting To Be Held On June 3, 2025 Vote by June 2, 2025 11:59 PM ET

You invested in SOLAREDGE TECHNOLOGIES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2025 Annual Meeting of Stockholders to be held on June 3, 2025.

Get informed before you vote

View the 2025 Notice and Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting them prior to May 20, 2025. If you would like to view the proxy materials online, have the control number that is printed in the box below and visit: www.ProxyVote.com. If you would like to request a paper or email copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials. There is no charge for requesting a paper or email copy of the proxy materials.

How to access Proxy Materials electronically or sign up for electronic delivery and donate to Conservation International in only three easy steps:

1. Go to www.ProxyVote.com

2. Type in the 16-digit control number (in the box below) and click ‘Get Started’

3. On the upper right side, click on ‘Delivery Settings’

Proxy materials and other stockholder communications will be sent to the email address provided. E-delivery will begin with the next communication. Your enrollment will remain in effect as long as you are a stockholder and your email account is active or until you choose to cancel.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* June 3, 2025 9:00 AM Central Daylight Time
12455 Research Blvd. Austin, TX 78759

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy as described on the reverse side. We encourage you to access and review all of the important information
contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Betsy Atkins	For
1b.	Yoram Tietz	For
1c.	Gilad Almogy	For
1d.	Avery More	For
1e.	Nadav Zafrir	For
1f.	Shuki Nir	For
2.	Ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of EY Global as the Company’s independent registered public accounting firm for the year ending December 31, 2025.	For
3.	Approval of, on an advisory and non-binding basis, the compensation of our named executive officers (the “Say-on-Pay” vote).	For
4.	Approval of the amendment to the Company’s Restated Certificate of Incorporation to limit the liability of certain officers as permitted by law.	For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V69611-P30798